UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)

(360) 685-4206
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AGNT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2026, eXp World Holdings, Inc. (the “Company”, “us”, “we”, or “our”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was February 27, 2026. At the close of business on that date, the Company had 159,268,414 shares eligible to vote, based on 206,004,197 shares of common stock issued as of the record date, of which 46,735,783 shares were held as treasury stock. At the Annual Meeting, the Company’s stockholders voted on four proposals, which are described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 9, 2026. The preliminary voting results for the four proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this current report on Form 8-K to disclose the final results within four business days after they are known.

1.	Election of Directors

Our stockholders elected each of Glenn Sanford, Randall Miles, Dan Cahir, Monica Weakley, Peggie Pelosi, and Glenn Sanford to serve until our 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. Set forth below are the preliminary results of the stockholder vote on this proposal:

Name of Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Broker Non-Votes
Glenn Sanford	115,644,497	1,195,394	324,662	24,994,168
Randall Miles	103,829,343	12,899,769	435,441	24,994,168
Dan Cahir	115,761,276	940,807	462,470	24,994,168
Monica Weakley	115,524,452	981,016	659,085	24,994,168
Peggie Pelosi	111,351,149	5,251,841	561,563	24,994,168
Fred Reichheld	114,796,386	1,720,311	647,856	24,994,168

Approval of Proposal 1 required that each director be elected by the affirmative vote of a majority of shares that were voting in the election.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Set forth below are the results of our stockholder vote on this proposal:

Number of votes cast for the proposal	140,815,867
Number of votes cast against the proposal	423,399
Number of abstentions	919,455

Approval of Proposal 2 required affirmative votes constituting a majority of the shares of common stock that were voting on the matter.

3.	Approval, on an Advisory Basis, of 2025 Named Executive Officer Compensation

Our stockholders approved, on a nonbinding basis, 2025 compensation to our named executive officers. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	115,169,827
Number of votes cast against the proposal	1,304,316
Number of abstentions	690,410
Broker non-votes	24,994,168

Approval of Proposal 3 required affirmative votes constituting a majority of the shares of common stock that were voting on the matter.

4.	Approval of Redomestication of Company from Delaware to Texas

Proposal 4 was a management proposal to approve the redomestication of the Company from Delaware to Texas by conversion. This proposal was approved. Approval of the proposal required the affirmative vote of each of:

●	the majority of the Company’s outstanding shares of common stock entitled to vote thereon (the “Statutory Stockholder Approval”);

and

●	the majority of the Company’s outstanding shares of common stock not owned, directly or indirectly, by members of the Board, any person that the Company has determined to be an “officer” of the Company within the meaning of Section 16a-1(f) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the respective “affiliates” and “associates” of such stockholders as such terms are defined in Rule 12b-2 of the Exchange Act (collectively, the “Affiliated Company Stockholders”), cast in person or by proxy at the Annual Meeting on the proposal (the “Unaffiliated Stockholder Approval”). Stockholders entitled to vote on Proposal 4 other than the Affiliated Company Stockholders are referred to herein as the “Unaffiliated Stockholders”.

The results of the stockholder vote are reported below:

(1)	Pursuant to the Statutory Stockholder Approval, the votes based on all shares of common stock entitled to vote on the proposal were as follows:

Number of votes cast for the proposal	80,344,882
Number of votes cast against the proposal	36,550,929
Number of abstentions	268,742
Number of broker non-votes	24,994,168

(2)	Pursuant to the Unaffiliated Stockholder Approval, the votes based on the shares of common stock held by Unaffiliated Stockholders were as follows:

Number of votes cast for the proposal	39,978,016
Number of votes cast against the proposal	36,550,929

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: May 12, 2026	/s/ James Bramble
James Bramble
Chief Legal Counsel